Exhibit 99.01

Cepheid 904 Caribbean Drive Sunnyvale, CA 94089 Telephone: 408.541.4191 Fax: 408.541.4192	For Media & Investor Inquiries: Jacquie Ross, CFA Tel: (408) 400 8329 corporate.communications@cepheid.com

CEPHEID REPORTS SECOND QUARTER 2016 RESULTS

SUNNYVALE, California, July 28, 2016 – Cepheid (Nasdaq: CPHD) today reported revenue for the second quarter of 2016 of $146.0 million, representing growth of 10%, or 12% on a constant currency basis, from $132.5 million for the second quarter of 2015. Net loss was $(10.2) million, or $(0.14) per share, which compares to net loss of $(16.7) million, or $(0.23) per share, in the second quarter of 2015.

Excluding stock-based compensation expense, amortization of debt discount and transaction costs, and amortization of purchased intangible assets, non-GAAP net income for the second quarter of 2016 was $3.5 million, or $0.05 per share. This compares to non-GAAP net loss of $(4.5) million, or $(0.06) per share, in the second quarter of 2015, which excluded stock-based compensation expense, amortization of debt discount and transaction costs, and amortization of purchased intangible assets.

“Solid second quarter performance was driven by building momentum across our commercial organization that sets us up well for strong growth in the second half of 2016,” said John Bishop, Cepheid’s Chairman and Chief Executive Officer. “We also continued to move our virology and oncology products closer to market in the United States and Internationally, respectively, and made excellent progress on our next-generation platforms, the Honeycomb and Omni Systems. Taken together, we continue to build an attractive portfolio of products that builds on our leadership in innovation and leverages our substantial worldwide installed base.”

Operational Overview

Total revenue was, in millions:

	Three Months Ended June 30,
	2016	2015	Change (Reported)	Change (Constant Currency)
Systems and Other	$24.8	$24.4	2%	4%
Reagents and Disposables	121.2	108.1	12%	14%

Total Revenue	146.0	132.5	10%	12%

By geography, total revenue was, in millions:

	Three Months Ended June 30,
	2016	2015	Change (Reported)	Change (Constant Currency)
North America	$81.2	$76.2	7%	—
International	64.8	56.3	15%	21%

Total Revenue	146.0	132.5	10%	12%

•	GAAP gross margin was 50% and non-GAAP gross margin was 51% for the second quarter of 2016, which compares to 48% and 49%, respectively, in the second quarter of 2015.

•	Cash, cash equivalents and investments were $378.7 million as of June 30, 2016.

•	DSO was 39 days.

Business Outlook

For the fiscal year ending December 31, 2016, the Company now expects:

•	Total revenue to be in the range of $618 to $635 million;

•	Net loss in the range of $(0.47) to $(0.44) per share; and

•	Non-GAAP net income in the range of $0.31 to $0.34 per share.

Expected non-GAAP net income excludes approximately $42 million related to stock-based compensation expense, approximately $11 million related to the amortization of debt discount and transaction costs, and approximately $5 million related to the amortization of purchased intangible assets. The fully diluted share count for the year is expected to be approximately 73 million for net loss per share, and approximately 75 million shares for non-GAAP net income per share.

The following table reconciles net loss per share to the non-GAAP net income per share range:

	Guidance Range for Year Ending December 31, 2016
	Low	High
Net Loss Per Share	$(0.47)	$(0.44)
Stock-Based Compensation Expense	0.56	0.56
Amortization of Debt Discount and Transaction Costs	0.07	0.07
Amortization of Purchased Intangible Assets	0.15	0.15

Non-GAAP Measure of Net Income Per Share	$0.31	$0.34

Accessing Cepheid’s 2016 Second Quarter Results Conference Call

The Company will host a management presentation at 2 p.m. Pacific Time on Thursday, July 28, 2016 to discuss the results. To access the live webcast, please visit Cepheid’s website at http://ir.cepheid.com. A replay of the webcast will be available shortly following the call and will remain available for at least 90 days.

Summary of Management Presentation

In conjunction with today’s press release, the Company is making a summary of the management presentation immediately available at http://ir.cepheid.com.

About Cepheid

Based in Sunnyvale, California, Cepheid (Nasdaq: CPHD) is a leading molecular diagnostics company that is dedicated to improving healthcare by developing, manufacturing, and marketing accurate yet easy-to-use molecular systems and tests. By automating highly complex and time-consuming manual procedures, the Company’s solutions deliver a better way for institutions of any size to perform sophisticated genetic testing for organisms and genetic-based diseases. Through its strong molecular biology capabilities, the Company is focusing on those applications where accurate, rapid, and actionable test results are needed most, such as managing infectious diseases and cancer. For more information, visit http://www.cepheid.com.

Use of Non-GAAP Measures

The Company has supplemented its reported GAAP financial information, including (1) non-GAAP net income and non-GAAP gross margin that do not include stock-based compensation expense, amortization of debt discount and transaction costs and amortization of purchased intangible assets and (2) revenue metrics presented on a constant currency basis. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. The Company’s management uses the non-GAAP information internally to evaluate its ongoing business, continuing operational performance and cash requirements, and believes these non-GAAP measures are useful to investors as they provide a basis for evaluating the Company’s cash requirements and additional insight into the underlying operating results and the Company’s ongoing performance in the ordinary course of its operations.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with U.S. GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

Non-GAAP Net Income and Non-GAAP Gross Margin

As described above, the Company excludes the following items from one or more of its non-GAAP net income and non-GAAP gross margin when applicable:

Stock-based Compensation Expense. This consists primarily of expenses for stock options and restricted stock under ASC 718 (formerly SFAS 123(R)). The Company excludes stock-based compensation expense from its non-GAAP measures primarily because it is a non-cash expense that the Company does not believe is reflective of ongoing operating results in the period incurred. Further, as the Company applies ASC 718, it believes that it is useful to investors to understand the impact of the application of ASC 718 on its results of operations.

Amortization of Debt Discount and Transaction Costs. The Company incurs amortization of debt discount and transaction costs in connection with the Convertible Senior Notes issued in February 2014. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s issuance of debt and have no direct correlation to the operation of the Company’s business.

Amortization of Purchased Intangible Assets. The Company incurs amortization of purchased intangible assets in connection with acquisitions. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s prior acquisitions and have no direct correlation to the operation of the Company’s business.

Constant Currency

The Company presents certain revenue information in this release on a constant currency basis that excludes the effect of foreign currency rate fluctuations and hedging transactions. The Company calculates constant currency revenue growth by (i) translating current quarter or year-to-date revenues to constant currency revenues using the applicable prior period exchange rates and (ii) excluding any gain or loss from foreign currency hedge contracts that are reported in revenue. The Company believes constant currency revenue growth provides useful supplemental information to investors about the financial performance of the Company’s business and enables a more accurate comparison of financial results between periods, by excluding the impact of currency rate fluctuations and hedging transactions. Investors should be cautioned that the effect of changing foreign currency exchange rates has an actual effect on operating results.

Forward-Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to projected future growth, future revenues, future net loss/income and profitability and future number of fully-diluted shares, including on a non-GAAP basis, strategic investments, market penetration and expansion, development and timing of new products, effectiveness of product development and commercialization efforts and the breadth and speed of test menu expansion, geographic expansion, customer segment expansion and market expansion. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from the Company’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to: the Company’s success in increasing commercial and HBDC sales and the effectiveness of its sales personnel; the efficacy of the Company’s on-going cost-reduction and gross margin improvement efforts; the relative mix of commercial and HBDC sales, and relative mix of instrument and test sales; manufacturing costs associated with the ramp-up of new products; the speed and extent of test menu expansion and utilization; the performance and market acceptance of new products, including the Honeycomb module and Omni System and new products related to oncology and genetics; the Company’s ability to sell directly to the smaller hospital market and independent reference laboratory market; the on-going expansion of the Company’s United States sales organization; sales organization productivity and the productivity and effectiveness of the Company’s distributors; the Company’s reliance on distributors in some regions to market, sell and support its products; sufficient customer demand, customer confidence in product availability and available customer budgets for the Company’s products; the Company’s ability to develop new products, complete clinical trials successfully and obtain regulatory clearances in a timely manner for new products; uncertainties related to the FDA regulatory and international regulatory processes; the potential impact of guidelines or recommendations and studies published by various organizations; the level of testing at clinical customer sites, including for Healthcare Associated Infections (HAIs); the Company’s ability to successfully introduce and sell products in clinical markets other than HAIs; long sales cycles and variability in systems placements and reagent pull-through in the Company’s HBDC program; the rate of environmental biothreat testing conducted by the USPS, which will affect the amount of consumable products sold to the USPS; unforeseen supply, development and manufacturing problems; the Company’s ability to manage its inventory levels; the Company’s ability to successfully complete and bring on additional manufacturing lines; the potential need for additional intellectual property licenses for tests and other products and the terms of such licenses; the occurrence of unforeseen expenditures, acquisitions or other transactions; costs associated with litigation; the impact of competitive products and pricing; the impact of foreign currency exchange; the Company’s ability to manage geographically-dispersed operations; the Company’s ability to penetrate new geographic markets and manage the operational risks associated with such new markets; and underlying market conditions worldwide. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements and reasons why results might differ included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

FINANCIAL TABLES FOLLOW

CEPHEID

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenue	$146,001	$132,475	$290,781	$265,112
Costs and operating expenses:
Cost of sales	73,235	69,377	145,830	130,578
Collaboration profit sharing	1,284	1,326	1,942	2,593
Research and development	33,592	28,092	63,506	52,078
Sales and marketing	29,874	28,078	58,669	54,014
General and administrative	15,418	16,352	30,473	31,994

Total costs and operating expenses	153,403	143,225	300,420	271,257

Loss from operations	(7,402)	(10,750)	(9,639)	(6,145)
Other income (expense):
Interest income	799	416	1,459	789
Interest expense	(3,812)	(3,646)	(7,577)	(7,250)
Foreign currency exchange gain (loss) and other, net	298	(1,496)	(230)	(2,440)

Other expense, net	(2,715)	(4,726)	(6,348)	(8,901)

Loss before income taxes	(10,117)	(15,476)	(15,987)	(15,046)
Provision for income taxes	(115)	(1,254)	(846)	(778)

Net loss	$(10,232)	$(16,730)	$(16,833)	$(15,824)

Basic net loss per share	$(0.14)	$(0.23)	$(0.23)	$(0.22)

Diluted net loss per share	$(0.14)	$(0.23)	$(0.23)	$(0.22)

Shares used in computing basic net loss per share	72,921	71,861	72,754	71,563

Shares used in computing diluted net loss per share	72,921	71,861	72,754	71,563

CEPHEID

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$100,331	$112,568
Short-term investments	223,155	210,147
Accounts receivable, net	62,828	66,550
Inventory, net	156,815	148,690
Prepaid expenses and other current assets	23,384	18,515

Total current assets	566,513	556,470
Property and equipment, net	151,999	127,639
Investments	55,184	62,175
Other non-current assets	5,665	4,205
Intangible assets, net	22,383	25,241
Goodwill	39,681	39,681

Total assets	$841,425	$815,411

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$64,296	$57,771
Accrued compensation	35,944	39,015
Accrued royalties	4,730	5,469
Accrued and other liabilities	29,483	27,451
Current portion of deferred revenue	15,116	12,778

Total current liabilities	149,569	142,484
Long-term portion of deferred revenue	7,489	5,538
Convertible senior notes, net	287,005	281,627
Other liabilities	19,665	15,779

Total liabilities	463,728	445,428

Shareholders’ equity:
Common stock	454,488	449,704
Additional paid-in capital	282,337	263,429
Accumulated other comprehensive loss, net	(53)	(908)
Accumulated deficit	(359,075)	(342,242)

Total shareholders’ equity	377,697	369,983

Total liabilities and shareholders’ equity	$841,425	$815,411

CEPHEID

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(16,833)	$(15,824)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of property and equipment	15,331	13,435
Amortization of intangible assets	2,858	3,334
Unrealized foreign exchange differences	57	1,338
Amortization of debt discount and transaction costs	5,377	5,044
Impairment of acquired intangible assets, licenses, property and equipment	—	224
Stock-based compensation expense	18,839	15,799
Excess tax benefits from stock-based compensation expense	—	(53)
Other non-cash items	547	28
Changes in operating assets and liabilities:
Accounts receivable	3,722	(8,949)
Inventory, net	(8,058)	(9,267)
Prepaid expenses and other current assets	(4,252)	(5,151)
Other non-current assets	(91)	(207)
Accounts payable and other current and non-current liabilities	6,024	9,695
Accrued compensation	(3,071)	(2,514)
Deferred revenue	4,288	991

Net cash provided by operating activities	24,738	7,923
Cash flows from investing activities:
Capital expenditures	(34,167)	(19,308)
Cost of acquisitions, net	—	(3,000)
Proceeds from sale of equipment and an intangible asset	44	834
Proceeds from sales of marketable securities and investments	40,730	44,873
Proceeds from maturities of marketable securities and investments	112,313	118,497
Purchases of marketable securities and investments	(158,527)	(156,401)
Transfer from (to) restricted cash	(2,049)	1,328

Net cash used in investing activities	(41,656)	(13,177)
Cash flows from financing activities:
Net proceeds from the issuance of common shares and exercise of stock options	4,836	20,592
Excess tax benefits from stock-based compensation expense	—	53
Principal payment of notes payable	(85)	(80)

Net cash provided by financing activities	4,751	20,565
Effect of foreign exchange rate change on cash and cash equivalents	(70)	(1,405)

Net increase (decrease) in cash and cash equivalents	(12,237)	13,906
Cash and cash equivalents at beginning of period	112,568	96,663

Cash and cash equivalents at end of period	$100,331	$110,569

CEPHEID

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenue, as reported	$146,001	$132,475	$290,781	$265,112
Foreign currency exchange impact on Q2’16 revenue using Q2’15 rates	(88)	—	2,481	—
Loss/(benefit) from cash flow hedges	248	(2,391)	222	(4,585)

Revenue, at constant currency	$146,161	$130,084	$293,484	$260,527

Revenue growth, as reported	10%		10%
Revenue growth, at constant currency	12%		13%

International Revenue, as reported	$64,799	$56,288	$127,189	$106,620
Foreign currency exchange impact on Q2’16 revenue using Q2’15 rates	(88)	—	2,481	—
Loss/(benefit) from cash flow hedges	248	(2,391)	222	(4,585)

Revenue, at constant currency	$64,959	$53,897	$129,892	$102,035

International Revenue growth, as reported	15%		19%
International Revenue growth, at constant currency	21%		27%

Systems and Other Revenue, as reported	$24,838	$24,360	$49,122	$43,074
Foreign currency exchange impact on Q2’16 revenue using Q2’15 rates	(2)	—	319	—
Loss/(benefit) from cash flow hedges	(19)	(515)	(18)	(681)

Systems and Other Revenue, at constant currency	$24,817	$23,845	$49,423	$42,393

Systems and Other Revenue growth, as reported	2%		14%
Systems and Other Revenue growth, at constant currency	4%		17%

Reagents and Disposables Revenue, as reported	$121,163	$108,115	$241,659	$222,038
Foreign currency exchange impact on Q2’16 revenue using Q2’15 rates	(86)	—	2,162	—
Loss/(benefit) from cash flow hedges	267	(1,876)	240	(3,904)

Reagents and Disposables Revenue, at constant currency	$121,344	$106,239	$244,061	$218,134

Reagents and Disposables Revenue growth, as reported	12%		9%
Reagents and Disposables Revenue growth, at constant currency	14%		12%

Cost of sales	$73,235	$69,377	$145,830	$130,578
Stock-based compensation expense	(1,583)	(1,008)	(3,098)	(2,048)
Amortization of purchased intangible assets	(829)	(1,024)	(1,658)	(2,048)

Non-GAAP measure of cost of sales	$70,823	$67,345	$141,074	$126,482

Gross margin on revenue per GAAP	50%	48%	50%	51%
Gross margin on revenue per Non-GAAP	51%	49%	51%	52%

Operating expenses	$78,884	$72,522	$152,648	$138,086
Stock-based compensation expense	(8,272)	(7,262)	(15,795)	(13,779)
Amortization of purchased intangible assets	(341)	(382)	(681)	(766)

Non-GAAP measure of operating expenses	$70,271	$64,878	$136,172	$123,541

CEPHEID

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (continued)

(in thousands, except per share data)

(unaudited)

Loss from operations	$(7,402)	$(10,750)	$(9,639)	$(6,145)
Stock-based compensation expense	9,855	8,270	18,893	15,827
Amortization of purchased intangible assets	1,170	1,406	2,339	2,814

Non-GAAP measure of income (loss) from operations	$3,623	$(1,074)	$11,593	$12,496

Net loss	$(10,232)	$(16,730)	$(16,833)	$(15,824)
Stock-based compensation expense	9,855	8,270	18,893	15,827
Amortization of debt discount and transaction cost	2,710	2,542	5,377	5,044
Amortization of purchased intangible assets	1,170	1,406	2,339	2,814

Non-GAAP measure of net income (loss)	$3,503	$(4,512)	$9,776	$7,861

Basic net loss per share	$(0.14)	$(0.23)	$(0.23)	$(0.22)
Stock-based compensation expense	0.14	0.12	0.26	0.23
Amortization of debt discount and transaction cost	0.04	0.03	0.07	0.06
Amortization of purchased intangible assets	0.01	0.02	0.03	0.04

Non-GAAP measure of net income (loss) per share	$0.05	$(0.06)	$0.13	$0.11

Diluted net loss per share	$(0.14)	$(0.23)	$(0.23)	$(0.22)
Stock-based compensation expense	0.14	0.12	0.26	0.23
Amortization of debt discount and transaction cost	0.04	0.03	0.07	0.06
Amortization of purchased intangible assets	0.01	0.02	0.03	0.04

Non-GAAP measure of net income (loss) per share	$0.05	$(0.06)	$0.13	$0.11
Shares used in computing basic net income (loss) per share	72,921	71,861	72,754	71,563

Shares used in computing Non-GAAP diluted net income (loss) per share	74,267	71,861	74,143	74,330